                                                                     Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 033-59085, No. 033-65441, and No. 333-52737) of
Plymouth Rubber Company, Inc. of our report dated February 1, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Boston, Massachusetts
March 7, 2002